Leases - Cash Flow (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash paid for amounts included in the measurement of liabilities
Operating cash flows from operating and finance leases	$ 67	$ 68	$ 74
Finance cash flows from finance leases	13	10	8
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	5	34	13
Finance leases	$ 7	$ 6	$ 9